INCOME TAXES (Schedule of VIE's Net Loss Per Share Amounts) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
INCOME TAXES [Abstract]
Increase in income tax expenses	$ 1,079	$ 675	$ 819
Decrease in net loss per ordinary share-basic	$ 0.01	$ 0.01	$ 0.01
Decrease in net loss per ordinary share-diluted	$ 0.01	$ 0.01	$ 0.01